EXHIBIT 23.2

                       CONSENT  OF  INDEPENDENT  ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 (File No. 333-___) of our report dated August 8, 2001, which appears on page F-2 of the 2001 Annual Report on Form 10-KSB of E-Net Financial Corporation and subsidiaries for the year ended April 31, 2001.



                                     /S/  MCKENNON  WILSON  &  MORGAN  LLP


Irvine,  California
August  21,  2001


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